Exhibit 10.5.1
EXECUTION COPY
AMENDMENT NO. 1 TO CREDIT AGREEMENT
          AMENDMENT NO. 1 (this “Amendment”), dated as of June 5, 2008, to the Credit Agreement, dated as of October 30, 2007 (as further amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 Limited, a British Virgin Islands Business Company (the “Borrower”), GLG Partners, Inc. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 Limited, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 Limited, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”, and together with the Borrower and Parent, the “GLG Parties”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W I T N E S S E T H:
          WHEREAS, the GLG Parties, the Lenders and the Administrative Agent are party to the Credit Agreement; and
          WHEREAS, the Lenders party to a consent to this Amendment, dated as of the date hereof in the form attached hereto as Exhibit A (the “Lenders’ Consent”) (constituting the Requisite Lenders), the GLG Parties and the Administrative Agent have agreed, subject to certain limitations and conditions set forth below, to amend the Credit Agreement, as more specifically set forth below;
          NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:
     Section 1. Amendment to the Credit Agreement
          Effective as of the Amendment Effective Date (as hereinafter defined) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by adding the following after the words “means, with respect to the Parent” in the definition of “Adjusted EBITDA”:
               “, to the extent not included in Consolidated Net Income: “
     Section 2. Conditions Precedent to the Effectiveness of this Amendment
          This Amendment shall become effective when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Administrative Agent:
          (a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the

Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:
               (i) this Amendment, duly executed by the GLG Parties and the Administrative Agent; and
               (ii) Lenders’ Consents executed by Lenders constituting Requisite Lenders.
          (b) The representations and warranties set forth in Section 3 hereof shall be true and correct as of the Amendment Effective Date.
          (c) Fees and Expenses Paid. The GLG Parties shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.
     Section 3. Representations and Warranties
          On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the GLG Parties hereby represent and warrant to the Administrative Agent and each Lender as follows:
          (a) this Amendment has been duly authorized, executed and delivered by the GLG Parties;
          (b) each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the GLG Parties, enforceable against the GLG Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
          (c) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, in the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby;

          (d) no Default or Event of Default has occurred and is continuing; and
          (e) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any other Loan Document, in each case as amended hereby (if applicable).
     Section 4. Fees and Expenses
          The GLG Parties and each other Loan Party agree to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to all other Loan Documents).
     Section 5. Reference to the Effect on the Loan Documents
          (a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
          (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Arranger or the Administrative Agent under any of the Loan Documents, or constitute a waiver or amendment of any other provision of any of the Loan Documents for any purpose except as expressly set forth herein.
          (d) This Amendment is a Loan Document.
     Section 6. Consent of Guarantors
          Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

     Section 7. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 8. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 9. Section Titles
          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
     Section 10. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.
     Section 11. Severability
          The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person
     Section 12. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 13. Waiver of Jury Trial
          EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

FA SUB 3 LIMITED, as Borrower
By:	/s/ Simon White
	Name:	Simon White
	Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT,]

CITICORP USA, INC., as Administrative Agent and Lender
By:	/s/ Maureen Maroney
	Name:	Maureen Maroney
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT,]

Guarantors: GLG PARTNERS, INC., as Parent
By:	/s/ Simon White
	Name:	Simon White
	Title:	Treasurer

FA SUB 1 LIMITED, as Holdco 1
By:	/s/ Simon White
	Name:	Simon White
	Title:	Treasurer

FA SUB 2 LIMITED, as Holdco 2
By:	/s/ Simon White
	Name:	Simon White
	Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT,]

EXHIBIT A
FORM OF LENDER CONSENT
TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT
          The undersigned is a Lender party to the Credit Agreement, dated as of October 30, 2007 (as further amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 Limited, a British Virgin Islands Business Company (the “Borrower”), GLG Partners, Inc. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 Limited, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 Limited, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
          The undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendment and other terms of Amendment No. 1, dated as of the date hereof, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), and that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.
          Delivery of this consent by telecopy or e-mail shall be as effective as delivery of a manually executed counterpart of this consent.
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties to the Credit Agreement and their respective successors and assigns.
          This consent shall be governed by and construed in accordance with the law of the State of New York.
Dated as of June 2, 2008.

MORGAN STANLEY SENIOR FUNDING, INC.
By:	/s/ Janine Haas
	Name:	Janine Haas
	Title:	Vice President

EXHIBIT A
FORM OF LENDER CONSENT
TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT
          The undersigned is a Lender party to the Credit Agreement, dated as of October 30, 2007 (as further amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 Limited, a British Virgin Islands Business Company (the “Borrower”), GLG Partners, Inc. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 Limited, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 Limited, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
          The undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendment and other terms of Amendment No. 1, dated as of the date hereof, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), and that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.
          Delivery of this consent by telecopy or e-mail shall be as effective as delivery of a manually executed counterpart of this consent.
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties to the Credit Agreement and their respective successors and assigns.
          This consent shall be governed by and construed in accordance with the law of the State of New York.
Dated as of May 23, 2008.

CALYON
By:	/s/ Lee Browne
	Name:	Lee Browne
	Title:	Senior Relationship Manager

By:	/s/ Glen Barnes
	Name:	Glen Barnes
	Title:	Authorized Signatory

EXHIBIT A
FORM OF LENDER CONSENT
TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT
          The undersigned is a Lender party to the Credit Agreement, dated as of October 30, 2007 (as further amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 Limited, a British Virgin Islands Business Company (the “Borrower”), GLG Partners, Inc. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 Limited, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 Limited, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
          The undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendment and other terms of Amendment No. 1, dated as of the date hereof, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), and that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.
          Delivery of this consent by telecopy or e-mail shall be as effective as delivery of a manually executed counterpart of this consent.
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties to the Credit Agreement and their respective successors and assigns.
          This consent shall be governed by and construed in accordance with the law of the State of New York.
Dated as of          , 2008.

THE BANK OF NEW YORK
By:	/s/ Paul K. Harland
	Name:	Paul K. Harland
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT,]

EXHIBIT A
FORM OF LENDER CONSENT
TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT
          The undersigned is a Lender party to the Credit Agreement, dated as of October 30, 2007 (as further amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 Limited, a British Virgin Islands Business Company (the “Borrower”), GLG Partners, Inc. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 Limited, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 Limited, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
          The undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendment and other terms of Amendment No. 1, dated as of the date hereof, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), and that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.
          Delivery of this consent by telecopy or e-mail shall be as effective as delivery of a manually executed counterpart of this consent.
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties to the Credit Agreement and their respective successors and assigns.
          This consent shall be governed by and construed in accordance with the law of the State of New York.
Dated as of May 28, 2008.

LEHMAN COMMERCIAL PAPER INC.
By:	/s/ Janine M. Shugan
	Name:	Janine M. Shugan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT,]

EXHIBIT A
FORM OF LENDER CONSENT
TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT
          The undersigned is a Lender party to the Credit Agreement, dated as of October 30, 2007 (as further amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 Limited, a British Virgin Islands Business Company (the “Borrower”), GLG Partners, Inc. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 Limited, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 Limited, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
          The undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendment and other terms of Amendment No. 1, dated as of the date hereof, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), and that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.
          Delivery of this consent by telecopy or e-mail shall be as effective as delivery of a manually executed counterpart of this consent.
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties to the Credit Agreement and their respective successors and assigns.
          This consent shall be governed by and construed in accordance with the law of the State of New York.
Dated as of May 28, 2008.

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Kathleen Bowers
	Name:	Kathleen Bowers
	Title:	Director

By:	/s/ Valerie Shapiro
	Name:	Valerie Shapiro
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT,]

EXHIBIT A
FORM OF LENDER CONSENT
TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT
          The undersigned is a Lender party to the Credit Agreement, dated as of October 30, 2007 (as further amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 Limited, a British Virgin Islands Business Company (the “Borrower”), GLG Partners, Inc. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 Limited, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 Limited, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
          The undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendment and other terms of Amendment No. 1, dated as of the date hereof, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), and that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.
          Delivery of this consent by telecopy or e-mail shall be as effective as delivery of a manually executed counterpart of this consent.
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties to the Credit Agreement and their respective successors and assigns.
          This consent shall be governed by and construed in accordance with the law of the State of New York.
Dated as of May 29, 2008.

GOLDMAN SACHS CREDIT PARTNERS LP
By:	/s/ Brian Clarke
	Name:	Brian Clarks
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT,]